Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Taxes
Loss before income taxes	$ (244,437)	$ (191,795)	$ (193,182)
Tax expense (recovery) based on statutory rate of 27.0%	(66,000)	(52,000)	(52,000)
Permanent differences	824,000	(84,000)	(4,000)
Loss before income taxes net	758,000	(136,000)	(56,000)
Changes in unrecognized deferred tax assets	(758,000)	136,000	56,000
Total income tax expense	$ 0	$ 0	$ 0